UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – July 19, 2004

Correctional Properties Trust

(Exact name of Registrant as specified in its declaration of trust)

Maryland	1-14031	65-0823232

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 PGA Blvd., Suite 750, Palm Beach Gardens, Florida 33410

(Address and zip code of principal executive offices)

(561) 630-6336

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal
year if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     A copy of a press release issued by Correctional Properties Trust on July 19, 2004 is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 19, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 19, 2004.

CORRECTIONAL PROPERTIES TRUST
By:	/s/ David J. Obernesser
David J. Obernesser
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 19, 2004.

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